UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TIDEWATER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95812-P51817 *Please check the meeting materials for any special requirements for meeting attendance. TIDEWATER INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET. You invested in TIDEWATER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Vote Virtually at the Meeting* June 16, 2026 8:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/TDW2026 Get informed before you vote View the Notice and Proxy Statement and the Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. TIDEWATER INC. 842 WEST SAM HOUSTON PARKWAY NORTH SUITE 400 HOUSTON, TX 77024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95813-P51817 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors - To elect seven (7) directors each for a one-year term: 1a. Melissa Cougle For 1b. Dick H. Fagerstal For 1c. Quintin V. Kneen For 1d. Louis A. Raspino For 1e. Robert E. Robotti For 1f. Kenneth H. Traub For 1g. Lois K. Zabrocky For 2. Say on Pay Vote - An advisory vote to approve executive compensation as disclosed in the proxy statement. For 3. Approve the First Amendment to the Company’s Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance by 2,250,000. For 4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.